UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 28, 2011
CORPORATE PROPERTY ASSOCIATES 17 - GLOBAL INCORPORATED
(Exact name of registrant as specified in its charter)

Maryland	000-52891	20-8429087

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 492-1100
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends and supplements the registrant’s Form 8-K, as filed on October 4, 2011, to include the historical financial information required by Item 9.01(a).
Item 9.01 — Financial Statements and Exhibits
(a) Financial statements of business acquired.
The summarized financial information of the lease guarantor is attached as Exhibit 99.1 hereto
(b) N/A
(c) N/A
(d) Exhibits

Exhibit No.	Description

99.1	Summarized financial information of lease guarantor

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Corporate Property Associates 17 — Global Incorporated
Date: December 12, 2011	By:	/s/ Mark J. DeCesaris
Mark J. DeCesaris
Managing Director and Chief Financial Officer